Exhibit 10.5

Dollar General Store #13894

ASSIGNMENT AND ASSUMPTION OF LEASE

THIS ASSIGNMENT AND ASSUMPTION OF LEASE (this “Assignment”) is made and entered into effective as of the 28th day of December, 2012, by and between THE BROADWAY GROUP, L.L.C., an Alabama limited liability company, (herein referred to as “Assignor”), and IREIT DALEVILLE DG, L.L.C., a Delaware limited liability company, (herein referred to as “Assignee”);

WITNESSETH:

WHEREAS, The Broadway Group, LLC, an Alabama limited liability company (the “Landlord”) entered into that certain Lease with Dolgencorp, LLC, a Kentucky limited liability company (the “Tenant”) dated effective the 28TH day of March, 2012, and as subsequently modified by Lease Commencement Date Agreement / Lease Modification Agreement #1 dated December 18, 2012, (herein referred to as the “Lease”), pertaining to the lease by said Tenant from Landlord of the real estate and improvements located at 501 E. Main Street, Daleville, Dale County, Alabama, and being more particularly described on Exhibit “A” attached hereto and made a part hereof by reference (the “Leased Premises”); and,

WHEREAS, Assignor has agreed to assign all of its right, title and interest in and to the Lease and the Leased Premises to Assignee, and Assignee has agreed to assume and perform Assignor’s liabilities and obligations as Landlord arising under the Lease on and after the date hereof, all in accordance with this Assignment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties agree as follows:

1. Assignment. Assignor hereby assigns, transfers, and sets over to Assignee and Assignee does hereby accept such assignment, transfer and setting over to Assignee, all of Assignor’s rights, benefits, privileges and obligations as Landlord in and to the Lease.

2. Indemnity by Assignor. Assignor shall indemnify and hold Assignee harmless from any claim, liability, cost or expense (including without limitation reasonable attorneys’ fees and costs) arising out of any obligation or liability of the Landlord under the Lease which was to be performed or which became due prior to the date hereof.

3. Assumption. Assignee hereby assumes all liabilities and obligations of Assignor as Landlord under the Lease, or which arise out of Assignor being the owner of the property which is the subject of the Lease, which arise on or after the date hereof and agrees to perform all obligations of Landlord under the Lease, which are to be performed or which become due on or after the date hereof.

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4. Indemnity by Assignee. Assignee shall indemnify and hold Assignor harmless from any claim, liability, cost or expense (including without limitation reasonable attorneys’ fees) arising out of Assignee’s failure to perform any of Assignee’s obligations as Landlord under the Lease arising on or after the date upon which the Lease is assumed by Assignee hereunder.

5. Representations and Warranties Assignor hereby represents and warrants to Assignee:

(a) That Assignor is the owner of the fee simple estate of the subject property, has full power and authority to assign the Lease to Assignee, and that said Lease has been executed by the proper parties;

(b) That all of the terms, provisions and conditions of Lease is currently in full force and effect according to its original terms and that there are no present defaults in the performance of any of such terms and conditions;

(c) That the Assignor has not executed a prior assignment of said Lease which remains in full force and effect.

(d) That the Assignor has not performed any acts or executed any instruments which might prevent the Assignee from operating any of the terms or conditions of this assignment and agreement or which would limit the Assignee in such operations;

(e) That the Assignor has not executed or granted any modification or amendment of the Lease, except as specifically enumerated herein;

(f) That the Assignor has been paid all amounts due as Landlord under the Lease and the Tenant in said Lease is current in the amounts due Assignor as Landlord;

(g) That there are no outstanding obligations of the Assignor as Landlord under the Lease; and,

(h) That no security deposit has been paid to the Assignor by the Tenant in said Lease.

6. Further Assurances. Assignor covenants with Assignee and Assignee covenants with Assignor that each will execute or procure any additional documents necessary to establish the rights of the other hereunder. Assignor does further assign to Assignee all security deposits, if any, paid by the Tenant specified in said Lease.

7. Counterparts. This Assignment may be executed by the parties in counterparts, in which event the signature pages thereof shall be combined in order to constitute a single original document.

8. Binding Effect. This Assignment shall be binding upon and inure to the benefit of Assignor, Assignee and their respective successors, heirs and assigns.

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IN WITNESS WHEREOF, the undersigned Assignor has caused this Assignment to be executed by its duly authorized Manager to be effective as of the date set forth above.

ASSIGNOR:

THE BROADWAY GROUP, L.L.C., an Alabama limited liability company

BY: BROADWAY MANAGEMENT, LLC,

Its Manager

By:  /s/ Robert M. Broadway

Robert M. Broadway, Manager

STATE OF ALABAMA )

:

MADISON COUNTY )

I, the undersigned, a Notary Public in and for said county and in said state, hereby certify that, ROBERT M. BROADWAY, whose name as Manager of BROADWAY MANAGEMENT, LLC, an Alabama limited liability company in its capacity as Manager of THE BROADWAY GROUP, LLC, an Alabama limited liability company is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that being informed of the contents of the instrument, he, as such Manager, and with full authority, executed the same voluntarily for and as the authorized acts of said entities on the day the same bears date.

Given under my hand and seal this the 27th day of December, 2012.

/s/ James G. Harrison

Notary Public

My Commission Expires:_7/15/2015

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IN WITNESS WHEREOF, the undersigned Assignee has caused this Assignment to be executed by its duly authorized representative to be effective as of the date set forth above.

ASSIGNEE:

IREIT DALEVILLE DG, L.L.C., a Delaware limited liability company

BY:	IREIT DG SPE II MEMBER, L.L.C., a Delaware limited liability company, its Sole Member

By:   INLAND REAL ESTATE INCOME

TRUST, INC., a Maryland corporation,

Its Sole Member

By: /s/ David Z. Lichterman

Name: David Z. Lichterman

Title: Treasurer/Chief Accounting Officer

STATE OF ILLINOIS )

:

DUPAGE COUNTY )

I, the undersigned, a Notary Public in and for said county and in said state, hereby certify that, David Z. Lichterman, whose name as Treasurer of INLAND REAL ESTATE INCOME TRUST, INC., a Maryland corporation, in its capacity as Sole Member of IREIT DG SPE II MEMBER, L.L.C., a Delaware limited liability company, in its sole capacity as Sole Member of IREIT DALEVILLE DG, L.L.C., a Delaware limited liability company, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that being informed of the contents of the instrument, he/she, as such authorized officer and with full authority, executed the same voluntarily for and as the act of said corporation and as the authorized acts of said entities on the day the same bears date.

Given under my hand and seal this the 27th day of December, 2012.

/s/ Susan Metzler

Notary Public

My Commission Expires:__May 5, 2015

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EXHIBIT “A”

A LOT OR PARCEL OF LAND LOCATED IN THE NORTHEAST QUARTER OF THE NORTHEAST QUARTER OF SECTION 14, TOWNSHIP 3 NORTH, RANGE 23 EAST, DALE COUNTY ALABAMA. ALSO BEING A PORTION OF THE LANDS DESCRIBED IN DEED BOOK 78 PAGE 388 AS RECORDED IN THE OFFICE OF THE PROBATE JUDGE OF SAID COUNTY AND STATE, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS: COMMENCING AT THE NORTHEAST CORNER OF SAID SECTION 14; THENCE SOUTH 0 DEGREES 6 MINUTES 0 SECONDS WEST A DISTANCE OF 28.10 FEET TO A POINT LOCATED ON THE SOUTH RIGHT-OF-WAY MARGIN OF HATFIELD LANE (60 FOOT RIGHT- OF-WAY); THENCE ALONG SAID MARGIN NORTH 89 DEGREES 17 MINUTES 16 SECONDS WEST A DISTANCE OF 339.31 FEET TO A POINT; THENCE LEAVING SAID MARGIN SOUTH 0 DEGREES 20 MINUTES 36 SECONDS WEST A DISTANCE OF 450.88 FEET TO A 1/2-INCH CAPPED IRON PIN (STAMPED CA451LS) AND THE POINT OF BEGINNING FOR THE HEREIN DESCRIBED PROPERTY; THENCE SOUTH 0 DEGREES 20 MINUTES 36 SECONDS WEST A DISTANCE OF 234.00 FEET TO A 1/2- INCH CAPPED IRON PIN (STAMPED CA451LS) LOCATED ON THE NORTH RIGHT- OF- WAY MARGIN OF ALABAMA HIGHWAY 12 / U.S. HIGHWAY 84 (80 FOOT RIGHT- OF- WAY); THENCE ALONG SAID SOUTH MARGIN SOUTH 89 DEGREES 36 MINUTES 54 SECONDS WEST A DISTANCE OF 190.00 FEET TO A 1/2- INCH CAPPED IRON PIN (STAMPED CA451LS) LOCATED ON THE EAST RIGHT- OF- WAY MARGIN OF DAVIDSON DRIVE (20 FOOT RIGHT-OF-WAY); THENCE LEAVING SAID NORTH MARGIN AND ALONG SAID EAST MARGIN OF DAVIDSON DRIVE NORTH 0 DEGREES 21 MINUTES 7 SECONDS EAST A DISTANCE OF 234.00 FEET TO A 1/2- INCH CAPPED IRON PIN (STAMPED CA451 LS); THENCE LEAVING SAID EAST MARGIN NORTH 89 DEGREES 36 MINUTES 54 SECONDS EAST A DISTANCE OF 189.96 FEET TO THE POINT OF BEGINNING AND CONTAINING 1.02 ACRES OR MORE LESS

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